UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2014

ARMORED AUTOGROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	333-180736	27-3620112
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

44 Old Ridgebury Road, Suite 300, Danbury, Connecticut 06810

(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 205-2900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On July 8, 2014, Armored AutoGroup Inc. (the “Company”), issued a press release announcing that it has commenced a solicitation of consents upon the terms and subject to the conditions set forth in a Consent Solicitation Statement dated July 8, 2014 (the “Consent Solicitation Statement”) and the accompanying Form of Consent to certain proposed amendments to the Indenture, dated as of November 5, 2010, as supplemented by that certain Indenture Supplement for Joinder of Guarantors, by and among the Company, the guarantors parties thereto and Wells Fargo Bank, National Association, as trustee, governing the Company’s 9.25% Senior Notes due 2018 (the “Notes”). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The proposed amendments, which will require the consent of a majority in outstanding aggregate principal amount of the Notes, will permit certain financing transactions of the Company and its subsidiaries, including the entry by the Company into a new secured credit agreement and commitments in connection therewith and the redemption of certain outstanding notes of IDQ Acquisition Corp. (“IDQ Acquisition”) and IDQ Holdings, Inc.  In addition, the Company has indicated that Armored AutoGroup Parent Inc. intends to contribute AAG IDQ Acquisition Corporation and its shares of IDQ Acquisition to the capital of the Company, subject to the successful completion of the solicitation and the related financing.

As part of the Consent Solicitation Statement, the Company made available certain financial information pertaining to the Company and certain of its subsidiaries and IDQ Acquistion, which is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

This information is being furnished under Item 7.01 of this report to comply with Regulation FD.  Such information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The following items are included as Exhibits to this report and incorporated herein by reference:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated July 8, 2014

99.2	Disclosure in connection with the distribution of the Consent Solicitation Statement, dated as of July 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMORED AUTOGROUP INC.

Date: July 8, 2014	By:	/s/ Frank Judge
		Name:	Frank Judge
		Title:	Vice President, General Counsel
and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press release dated July 8, 2014

99.2	Disclosure in connection with the distribution of the Consent Solicitation Statement, dated as of July 8, 2014